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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  March 17, 2006
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                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                  0-18349                11-3686984
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(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)         Identification No.)


              10 West Forest Avenue
              Englewood, New Jersey                           07631
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    (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number including area code: (201) 569-1188
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENTS
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         On March 17, 2006, Medical Nutrition USA, Inc. issued a press release regarding the extension of the acceleration date of its Class A and Class B warrants from March 30, 2006 to April 14, 2006. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
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(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:
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         The following exhibit is being furnished herewith:

         99.1.   Medical Nutrition USA, Inc. press release dated March 17, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDICAL NUTRITION USA, INC.

March 17, 2006                         By: /s/ MYRA GANS
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                                           Myra Gans
                                           Executive Vice President
                                           and Secretary

                                  Exhibit Index
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Exhibit No.    Description
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   99.1        Medical Nutrition USA, Inc. press release dated March 17, 2006.